                              SCHEDULE 14A INFORMATION}

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No.      )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                     N/A
------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:
         ................................................................
    2)   Aggregate number of securities to which transaction applies:
         ................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
         ................................................................
    4)   Proposed maximum aggregate value of transaction:
         ................................................................
    5)   Total fee paid:
         ................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
         ...................................................
    2)   Form, Schedule or Registration Statement No.:
         ...................................................
    3)   Filing Party:
         ...................................................
    4)   Date Filed:
         ...................................................

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                          of
                    THE PUBLISHING COMPANY OF NORTH AMERICA, INC.




To All Shareholders:

    The annual meeting of the shareholders of The Publishing Company of North America, Inc. (the "Company") will be held at the Company's corporate office located at 186 N. Industrial Park Drive, Lake Helen, Florida, 32744, on May 28, 1997 at 10:00 a.m., for the following purposes:

1. To elect two members to the board of directors of the Company to serve for a three-year term until the Company's annual meeting, and their successors are elected and qualified.

2. To ratify the appointment of Ernst & Young, LLP as independent auditors for the fiscal year ended December 31, 1997.

3. For the transaction of other lawful business that may properly come before the meeting.

    The board of directors has fixed the close of business on March 31, 1997, as the record date for a determination of shareholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof.

    Please vote, date, sign and mail the enclosed proxy promptly in the enclosed return envelope.


                                  By Order of the Board of Directors


Dated: April 30, 1997


                                  By: Peter S. Balise, Secretary

                    THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                                   PROXY STATEMENT



    The enclosed proxy is solicited by Peter S. Balise and D. Scott Plakon on behalf of the Board of Directors (the "Board") of The Publishing Company of North America, Inc. (the "Company") for use at the annual meeting of shareholders on May 28, 1997 at 10:00 a.m. to be held at the Company's corporate office located at 186 N. Industrial Park Drive, Lake Helen, Florida, 32744.
Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

    Only shareholders of record at the close of business on March 31, 1997 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the record date is entitled to one vote on all proposals. Messrs. Balise and Plakon, the Company's President and Executive Vice-President, are holders of an aggregate of 1,773,450 shares of the Company's stock, equal to 43.1% of the outstanding stock. As of the close of business on March 31, 1997, 4,114,000 shares of common stock of the Company were outstanding.

    All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

    This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 30, 1997.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth the number of shares of the Company's voting stock beneficially owned as of March 31, 1997 by (i) those persons known to be by the Company owners of more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:

                                                   Amount and
                                                     Nature of
                   Name and Address of             Beneficial        Percent of
   Class           Beneficial Ownership             Ownership(1)       Class
-------------------------------------------------------------------------------


Common Stock       Peter S. Balise                    1,103,725           26.8%
                    The Publishing Company of
                       North America, Inc.
                    186 N. Industrial Park Drive
                    Lake Helen, FL  32744-0280

Common Stock       D. Scott and Suzanne Plakon          669,725(2)        16.3%
                   The Publishing Company of
                      North America, Inc.
                   186 N. Industrial Park Drive
                   Lake Helen, FL  32744-0280

Common Stock       James M. Koller                       12,200(3)           *
and Vested         The Publishing Company of
Options               North America, Inc.
                   186 N. Industrial Park Drive
                   Lake Helen, FL  32744-0280

Common Stock       Matt Butler                           73,000(4)         1.8%
and Vested         731 N. 156th Avenue
Options            Omaha, NE  68127

Common Stock       Alan Cohen                           248,000            6.0%
                   560 Sylvan Avenue, #330
                   Englewood Cliffs, NJ  07632

Common Stock       Mark and Lee Golden                  446,000(5)        10.8%
                   1110 S.W. Ivanhoe Blvd.
                   Unit 20
                   Orlando, FL  32804

Common Stock       Phillip S. and Carol Hofmann         253,454(4,6)       6.2%
and Vested         1079 W. Morse Blvd.
Options            Winter Park, FL  32789

Common Stock       John D. McKey, Jr.                    13,000(4,7)         *
and Vested         2081 E. Ocean Drive
Options            2nd Floor
                    Stuart, FL  34996

All directors and executive officers                  2,125,104           51.4%
of the Company as a group (six persons)

     *  Less than 1% of class


(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options which vest within 60 days of the Record Date, I.E., March 31, 1997. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.

(2)  All shares are owned by Mr. and Mrs. Plakon as tenants by the entireties.

(3) Includes 5,000 shares issued April 15,1997 and 2,000 shares of common stock underlying vested stock options granted pursuant to the Company's 1996 Stock Plan (the "Plan"). Does not include 15,000 shares underlying unvested options granted pursuant to the Company's Plan.

(4) Includes 5,000 shares of common stock underlying vested options and 3,000 shares of common stock granted pursuant to the Company's Plan.

(5) Includes 336,000 shares owned jointly by Mr. and Mrs. Golden as tenants by the entireties, 100,000 shares of common stock owned individually by Mrs. Golden and 10,000 shares of common stock owned by Mr. and Mrs. Golden's son. Mr. Golden disclaims all beneficial ownership as to the 100,000 and 10,000 shares owned by his wife and son, respectively. Mrs. Golden disclaims all beneficial ownership as to the 10,000 shares owned by her son.

(6) Includes 245,454 shares of common stock owned by Mr. and Mrs. Hofmann as tenants by the entireties.

(7) Mr. McKey is serving on the Company's Board as the designee of the underwriter (the "Underwriter") of the Company's initial public offering (the "IPO"). The Underwriter has designated a new candidate to replace Mr. McKey. See Item 1. "Election of
     Directors". With Mr. McKey's anticipated replacement, 2,000 shares of common stock and 10,000 options shall be cancelled.

-------------------------------------------------------------------------------

BOARD OF DIRECTORS

    The business of the Company is managed under the direction of the Board. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written communications and discussions with management.

    The Company has not paid any cash compensation to any person for serving as a director. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of stock and non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.


BOARD MEETINGS AND COMMITTEES

    The Board of the Company held one meeting during the fiscal year ended December 31, 1996 and executed Unanimous Consents in lieu of formal meetings on five occasions. Prior to March 11, 1996, the Company did not have a Board as permitted by Florida law. In 1996, the shareholders executed two Unanimous Consents in lieu of formal meetings. All directors attended the meeting of the Board in person.

    The Company has established a compensation committee and an audit committee both of which are comprised of Messrs. Plakon, Butler and McKey. No meetings of either committee were held in 1996.

    The compensation committee administers the Company's 1996 Stock Plan (the "Plan") and makes recommendations to the full Board concerning compensation, including incentive arrangements, of the Company's officers and key employees.

    The audit committee reviews the engagement of the independent accountants and reviews the independence of its auditors. The audit committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls.


                              CURRENT BOARD OF DIRECTORS


                     AGE  POSITION
NAME                      WITH COMPANY             SINCE     TERM      ENDING
-----------------------------------------------------------------------------
Peter S. Balise      38   Chairman of the Board,
                          President and Secretary  1996      3 years   1999

D. Scott Plakon      38   Executive Vice President,
                          Treasurer and Director   1996      3 years   1999

Matt Butler          38   Director                 1996      2 years   1998

Phillip S. Hofmann   49   Director                 1996      1 year    1997

John D. McKey, Jr.   53   Director                 1996      1 year    1997


ITEM 1.   ELECTION OF DIRECTORS

    Two Class C directors are to be elected at the annual meeting. The Company's Articles, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Initially, Class A directors serve a three-year term, Class B directors serve a two-year term and Class C directors serve a one-year term. Messrs. Balise and Plakon are Class A directors, Mr. Butler is a Class B director and Messrs. Hofmann and McKey are Class C directors, with their terms expiring in 1999, 1998 and 1997, respectively. Accordingly, only Messrs. Hofmann and McKey are up for re-election this year. However, the Underwriter has selected Mr. Richard Silver to serve on the Board in lieu of Mr. McKey. Accordingly, the Company's principal shareholders will vote for Mr. Silver's election. Upon election Messrs. Hofmann and Silver will hold office for a three-year term until the annual meeting of shareholders held in 2000 and their successors are elected and qualified. However, Mr. Silver has agreed to resign if no longer employed by the Underwriter.

    The nominees for the Board are set forth below. The proxy holders intend to vote all proxies received by them for the nominees for director listed below unless instructed otherwise. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board, and in the case of Mr. Silver, pursuant to direction by the Underwriter, to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominee listed below unless instructed otherwise. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

    The directors shall be elected by a plurality of the votes of the shares cast at the annual meeting.


    NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

                             POSITION WITH
NAME                    AGE  THE COMPANY          SINCE     NEW TERM
-----------------------------------------------------------------------------

Phillip S. Hofmann      49   Director              1996      3 years
Richard Silver          44   None                  N.A.      3 years

    PHILLIP S. HOFMANN has been a director of the Company since November 1996. For approximately the past 20 years, Mr. Hofmann has been President and Chief Executive Officer of Hofmann, Pauley & Associates, Inc., a company which was engaged in the distribution of implantable medical devices. He is currently a managing director of Forte Mercantile Group and has been engaged as a financial consultant for the past two years. In 1992, Mr. Hofmann served as Vice Chairman of the Board of Nyer Medical Group, Inc., a Nasdaq Small Cap issuer.

    RICHARD SILVER, ESQ. has been a managing director of Laidlaw Equities, Inc., which was the Underwriter of the Company's IPO, since March 1995. From April 1994 through March 1995, Mr. Silver was Director of Closed End Funds with Prudential Securities, Inc. From June 1991 through June 1993, Mr. Silver was a principal with Cambridge Financial. Mr. Silver is admitted to practice law in the State of New York and previously was an associate with the national law firm of Weil, Gotchal & Manges in New York, New York specializing in taxation.


OTHER DIRECTORS

    PETER S. BALISE founded the Company and has been its President and Secretary since inception and was its Treasurer until March 1996. He was elected Chairman of the Board in March 1996 when the Company amended its articles of incorporation to eliminate shareholder management. From prior to 1991 to September 1993, Mr. Balise was President of the Company's predecessor. From September 1993 through March 15, 1994, Mr. Balise was an employee of the Company's predecessor.

    D. SCOTT PLAKON has been the Company's Executive Vice President since September 1994 and has been Treasurer and a director since March 1996. From November 1990 through September 1994, Mr. Plakon was Branch Manager and Associate Vice President of Chatfield Dean & Co., Inc., a broker-dealer with its principal office located in Greenwood Village, Colorado.

    MATT BUTLER became a director of the Company in June 1996. From November 1992 to date, Mr. Butler has been the Chairman and Chief Executive Officer of Butler Holdings, Inc., the parent company of Hunt Transportation, Inc., Omaha, Nebraska, which is engaged in the transportation of agricultural and construction machinery and equipment throughout the United States. Previously, from 1988 to November 1992, Mr. Butler was Vice President of Butler Holdings, Inc.

NON-DIRECTOR EXECUTIVE OFFICER

    JAMES M. KOLLER has been the Company's Chief Financial Officer since January 1996. Prior to that time, from October 1990 through December 1995, Mr. Koller was Chief Financial Officer and Vice President of Kearney Systems, Inc., Orlando, Florida.


EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each executive officer who received compensation exceeding $100,000 for the fiscal years ended December 31, 1994, 1995 or 1996.


                         SUMMARY COMPENSATION TABLE
                         --------------------------

                             ANNUAL COMPENSATION
                             -------------------


         (a)                 (b)      (c)             (e)                 (i)

                                                  OTHER ANNUAL          ALL OTHER
NAME AND PRINCIPAL                                COMPENSATION        COMPENSATION
POSITION                     YEAR  SALARY ($)         ($)                   $
--------------------------   ----  ----------     ------------      -----------------
Peter S. Balise,             1996   $104,039       $  2,388(8)       $     3,677(9)
Chief Executive Officer      1995   $ 74,000       $  1,905(8)       $  174,399(10)
                             1994   $  8,578       $    922(8)       $   48,005(11)

D. Scott Plakon,             1996   $ 83,577       $  4,781(8)       $    2,594(12)
Executive Vice President     1995   $ 61,263       $  2,050(8)       $  116,266(13)
and Treasurer                1994   $ 14,200       $      -0-        $      -0-


(8)  Consists of payment of health insurance premiums.

(9) Consists of $1,040 paid by the Company as its matching contribution to Mr. Balise's 401(k) account and $2,637 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996. See "Related Party Transactions".

(10) Consists of 1995 Subchapter S income distributed in 1996.

(11) Consists of 1994 Subchapter S income distributed in 1995.

(12) Consists of $836 paid by the Company as its matching contribution to Mr. Plakon's 401(k) account and $1,758 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996.

(13) Consists of 1995 Subchapter S income distributed in 1996.

------------------------------------------------------------------------------

EXECUTIVE COMPENSATION AGREEMENTS

    In May 1996, the Company has entered into three-year written employment agreements with Messrs. Peter S. Balise and D. Scott Plakon. The agreements provide for base annual salaries of $100,000 and $96,000, respectively, subject to annual cost of living increases. Their employment agreements provide for annual bonuses at the discretion of the Board. Mr. Balise also is entitled to use a Company automobile.

    Mr. James M. Koller, the Company's Chief Financial Officer, receives a salary of $60,000 per annum pursuant to an oral agreement. Each of the Company's executive officers also receive full reimbursement of health insurance premiums rather than the one-half which all other employees receive.

    In April of 1996 the Company established a 401(k) Salary Reduction Plan covering substantially all employees with six months of service or more. Participants may contribute up to 15% of his or her annual compensation. The Company's matching contribution is determined annually by the Board. The Company's contribution for 1996 was $6,152.

    The Company does not have any other formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above.


1996 STOCK PLAN

    The Company has adopted (and the shareholders have approved) the Plan for employees, consultants and directors covering 500,000 shares of common stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of non-qualified stock options (collectively "Options"). The Plan also provides for the grant of restricted common stock.

    As of March 31, 1997, the Company had 196,600 outstanding Options exercisable from $2.63 to $6.25 per share including 17,000 Options held by Mr. James M. Koller, the Company's Chief Financial Officer. All Options granted vest at the rate of one-fifth each December 31st, subject to continued employment, except automatic grants to directors who are not employees or 10% shareholders, which vest at the rate of one-third each December 31st subject to continued Board service. Once vested, Options may be forfeited under certain circumstances.

    The Plan is intended to comply with Section 16(b) of the Securities
Exchange Act of 1934 and Rule 16b-3 promulgated thereunder and other applicable laws and is administered by the Board. The Board has the power to determine eligibility to receive Options, the terms of any Options including the exercise price, the number of shares subject to the Options, the vesting schedule and the term of any such Options. The exercise price of all Options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of grant. With respect to any participant who owns common stock possessing more than 10% of the voting power of the Company's outstanding common stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum term of the ISO must not exceed five years. The terms of all other Options granted under the Plan may not exceed 10 years.

    The Plan provides for an automatic grant of 3,000 shares of common stock and 15,000 Options to any non-employee director who is not a 10% shareholder, which vest annually over a three-year term each December 31, provided that such person is still serving as a director on the vesting date. The sole consideration for the grant of the shares of common stock and Options consists of the service as a director. As provided for in the Plan, the exercise price of the Options is the closing price of the Company's common stock on the last business day prior to the grant of Options.

    The following table gives information as to all common stock and Options to purchase the Company's common stock which were granted to each outside director of the Company pursuant to the above automatic grant provisions of the Plan.

                              OUTSIDE DIRECTORS GRANTS OF
                               STOCK AND STOCK OPTION
                                 AS OF MARCH 31, 1997



                                                                 Average Option
                             Date of             Number of       Exercise Price
Name                         Grant               Options/Shares     Per Share
----                         --------            --------------  --------------
Matt Butler                  June 18, 1996       15,000/3,000        $6.25
John D. McKey, Jr., Esq.     June 18, 1996       15,000/3,000        $6.25
Phillip S. Hofmann           November 25, 1996   15,000/3,000        $2.75

(14) As of March 31, 1997, no Options have been exercised.

(15) With Mr. McKey expected to not be elected to the Board at the 1997 annual meeting, 2,000 shares of the common stock and 10,000 options shall be cancelled.

------------------------------------------------------------------------------

RELATED PARTY TRANSACTIONS

    In March 1996, the Company borrowed $300,000 through the private placement of six units, each unit consisting of aggregate of $50,000 principal amount of notes and 5,000 shares of its common stock. The notes bore interest at a rate of 8% per annum and were repaid upon the closing of the Company's IPO. The Company's President and its Chief Financial Officer each purchased one-half units and Messrs. Butler and McKey outside directors of the Company, each purchased one unit. At the closing of the Company's IPO, each of these individuals received interest on their note calculated in the same manner as that received by non-affiliated investors in the private placement.

    In March 1996, the Company paid its President and Executive Vice President an aggregate of $116,266 representing a portion of 1995 Subchapter S income.
The Company issued notes to its shareholders for the balance of 1995 Subchapter S income. In July 1996, the Company paid the notes plus accrued interest including an aggregate of $178,795 paid to the Company's President and Executive Vice President.

    During 1996, the Company entered into a consulting agreement with two of its shareholders, one of whom is Mr. Phillip Hofmann; subsequent to entering into this consulting agreement, Mr. Hofmann became a director of the Company. The consulting agreement provides for the payment of $25,000 per annum to each shareholder for three years in exchange for certain agreed upon consulting services.


NO DELINQUENT FILINGS

    To the best of the Company's knowledge based on a review of its files, all Forms 3, 4 and 5 have been filed as required with the Securities and Exchange Commission except Mr. James Koller filed late one Form 4. This Form 4 disclosed his purchase of 2,500 shares of the Company's common stock at $5.50 per share.


ITEM 2.  APPOINTMENT OF AUDITORS

    Ernst & Young, LLP ("Ernst") independent public accountants, currently acts as the independent auditors of the Company and has been selected by the Board to act as auditors for the fiscal year ended December 31, 1997 subject to shareholder approval. Unless directed to vote no, proxies being solicited will be voted in favor of the ratification of Ernst as independent auditors for the Company's fiscal year ended December 31, 1997. Ernst acted as auditors for the Company for the fiscal year ended December 31, 1996. A representative of Ernst will be present at the meeting to respond to questions.

    Ratification of the appointment of Ernst as the Company's independent accountants for fiscal 1997 will require the affirmative vote of at least a majority of the votes represented in person or by proxy at the annual meeting. Proxies solicited by management will be voted for the proposal unless instructed otherwise.


ITEM 3.  OTHER MATTERS

    The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

    If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

SHAREHOLDERS' PROPOSALS

    Any shareholder of the Company, who wishes to present a proposal to be considered at the 1998 annual meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 1997.

    The Company will furnish without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Mr. James Koller at the Company offices located at 186 N. Industrial Park Drive, Lake Helen, Florida, 32744-0280.

                        By the Order of the Board of Directors





                        Peter S. Balise, Secretary

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 28, 1997


    The undersigned hereby appoints Peter S. Balise and D. Scott Plakon as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of The Publishing Company of North America, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of shareholders of the Company to be held at the Company's corporate office located at 186 N. Industrial Park Drive, Lake Helen, Florida, 32744, on May 28, 1997 at 10:00 a.m., and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

EACH SHARE OF COMMON STOCK OUTSTANDING ON THE RECORD DATE IS ENTITLED TO ONE VOTE ON ALL PROPOSALS.

    1. I hereby elect the following individuals to serve on the board of directors of the Company for a three-year term until the Company's annual meeting for 2000:

         NAME                             YES                       NO
         ----                          ----------               ----------

    a)   Phillip S. Hofmann
                                       ----------               ----------
    b)   Richard Silver
                                       ----------               ----------


    2. I hereby ratify the appointment of Ernst & Young, LLP independent auditors for the fiscal year ended December 31, 1997.

         Yes            No                Abstain
              ------         ------                ------

    3. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of shareholders.

         Yes            No                Abstain
              ------         ------                ------


    (Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR ALL PROPOSALS.



                                       Dated:                       , 1997
-------------------------------              ----------------------
Signature of Shareholder


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Typed or Printed Name of Shareholder   Number of Shares Owned